UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): September 30, 2004


                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)


      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)

           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 658-2400

Former name, former address, and former fiscal year, if changed since last report: N/A


Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

FOREWARD-LOOKING STATEMENTS

     Certain statements in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect" and similar expressions. Halifax Corporation, a Virginia corporation ("Halifax" or the "Company"), cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of the Company's revenues, risks related to fluctuation in interest rates and exchange rates, risks involved in contracting with its customers including incurrence of start-up costs prior to receiving revenues and contracts with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions, including the acquisition of AlphaNational Technology Services, Inc., risks related to the Company's acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth and make payments on outstanding indebtedness, ramifications of the embezzlement matter, risks related to competition and the Company's ability to continue to perform efficiently on contracts, absence of dividends on common stock and liquidity of common stock, effects of provisions in the Company's charter documents delaying or preventing a change of control and other risks and factors identified from time to time in the Company's Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 30, 2004, Halifax Corporation and its wholly-owned subsidiary, Halifax-AlphaNational Acquisition, Inc., a Delaware corporation, entered into a definitive agreement with AlphaNational Technology Services, Inc., a Texas corporation ("AlphaNational") and nationwide hardware maintenance services company, and its stockholders (the "Merger Agreement"), pursuant to which Halifax acquired all of the outstanding capital stock of AlphaNational in a merger transaction, for total consideration of approximately $1.9 million excluding the contingent earnout payment described below. Pursuant to the Merger Agreement, the merger consideration was comprised of:

     (i) 235,294 shares of Halifax's common stock having an aggregate value of $1,200,000; cash in an amount equal to $200,000; and notes in an aggregate original principal amount of $500,000 with an interest rate of 6% per annum of which $100,000 of the aggregate principal amount has a term of 90 days and $400,000 has a term of 18 months, and

     (ii) a contingent earnout payment pursuant to which an additional $150,000 in cash or Halifax common stock is payable over the next 12 months if certain agreed upon financial targets are met.

The purchase price is also subject to possible adjustment resulting from AlphaNational financial information to become available 45 days after closing. Halifax expects to pay the principal and interest on the notes with internally generated funds. The Merger Agreement included representations, warranties, covenants and indemnifications typical for transactions of this type.

     In connection with the merger transactions, the AlphaNational stockholders also received certain demand and piggyback registration rights pursuant to a registration rights agreement and pursuant to a restrictive covenants agreement, the AlphaNational stockholders agreed, among other things, to keep proprietary information confidential and not to compete with Halifax within a certain territory or solicit or divert employees, consultants and customers from Halifax.

     Halifax and AlphaNational have conducted business transactions together in the ordinary course since April 2002. All terms of these transactions were negotiated at arms-length.

     On September 30, 2004 in connection with the acquisition of AlphaNational, L.L. Whiteside became Senior Vice President, Service and Support of Halifax and Mr. Whiteside entered into an Employee Severance and Restrictive Covenant Agreement. The information contained in Item
5.02 below is hereby incorporated by reference into this item 1.01.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Halifax completed the acquisition of AlphaNational described above on September 30, 2004. The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

ITEM 3.02  SALE OF UNREGISTERED SECURITIES

     In connection with the acquisition of AlphaNational described above, Halifax issued 235,294 shares of its common stock on September 30, 2004. Halifax also agreed to issue $150,000 in shares of common stock pursuant to the earnout arrangement described above, provided Halifax common stock is selected as the method of payment, as opposed to cash. These securities were issued in a private placement exempt from registration pursuant to Rule 506 of Regulation D of the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended, to accredited investors. The private placement was completed without any general or public solicitation. The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On September 30, 2004 in connection with the acquisition of AlphaNational described above, L.L. Whiteside became Senior Vice President Service & Support of Halifax. On such date Halifax entered into an Employee Severance and Restrictive Covenant Agreement ("Severance Agreement") with Mr. Whiteside. The Severance Agreement provides for benefits under certain circumstances described below and remains in effect so long as Mr. Whiteside continues to be employed by the Company. The Severance Agreement provides for an annual base salary of $193,000. It confirms that employment is at will and provides for termination without additional compensation in the event of death, disability, resignation by Mr. Whiteside without "good reason," as defined in the Severance Agreement, or termination by Halifax "for cause," as defined in the Severance Agreement. Termination for any other reason results in compensation equal to twelve months salary if such termination occurs within three years of the date the Severance Agreement was entered into.

     In connection with the AlphaNational acquisition, Mr. Whiteside received, as consideration in exchange for all of his shares of AlphaNational, 108,597 shares of Halifax common stock, $92,307.69 in cash and a note in the principal amount of $230,769.23, subject to adjustment as described above in Item 1.01 above, with an interest rate of 6% per annum. Mr. Whiteside has the opportunity to receive additional consideration if the contingent earnout payment requirements are met. The information contained in Item 1.01 above is hereby incorporated by reference into this Item 5.02.

     Mr. Whiteside, 64, served as Chief Executive Officer of AlphaNational from 1992 until September 2004. Halifax and AlphaNational, of which Mr. Whiteside was Chief Executive Officer and a greater than 10% stockholder, have conducted business transactions together in the ordinary course since April 2002. All terms of these transactions were negotiated at arms-length. Mr. Whiteside is not related to any of the officers or directors of Halifax.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          Required financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date this Form 8-K is required to be filed with the Securities and Exchange Commission.

     (b)  Pro-forma Financial Information

          Required pro forma financial statements will be filed as an amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date this Form 8-K is required to be filed with the Securities and Exchange Commission.

     (c)  Exhibits

          The following exhibit is filed herewith:

     Exhibit
     Number    Description

               2.1 Agreement and Plan of Merger dated September 30, 2004 by and among AlphaNational Technology Services, Inc., Halifax Corporation, Halifax-AlphaNational Acquisition, Inc., et al. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); Halifax agrees to furnish supplementally a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request.)

     99.1      Press Release dated October 4, 2004.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  October 6, 2004             By:  /s/Joseph Sciacca
                                        Joseph Sciacca
                                        Vice President, Finance & CFO

                             EXHIBIT INDEX




     Exhibit No.                        Description

               2.1 Agreement and Plan of Merger dated September 30, 2004 by and among AlphaNational Technology Services, Inc., Halifax Corporation, Halifax-AlphaNational Acquisition, Inc., et al. (Schedules and exhibits are omitted pursuant to Regulation S-K, Item 601(b)(2); Halifax agrees to furnish supplementally a copy of such schedules and/or exhibits to the Securities and Exchange Commission upon request.)

     99.1      Press Release dated October 4, 2004.